UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest
event reported):	January 28, 2020

BorgWarner Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices, including zip code)

(248) 754-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange on which
Title of each class	symbol(s)	registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K, filed on January 28, 2020, BorgWarner Inc., a Delaware corporation (the “Company”), entered into a Transaction Agreement, dated January 28, 2020 (the “Agreement”), by and between the Company and Delphi Technologies PLC, a public limited company formed under the laws of the Bailiwick of Jersey (“Delphi Technologies”), pursuant to which the Company, or one of its subsidiaries, will acquire Delphi Technologies in an all-stock transaction. Subject to the terms and conditions of the Agreement, at the Effective Time (as defined below), the Company, or one of its subsidiaries, will acquire all of the outstanding ordinary shares of Delphi Technologies, $0.01 par value per share (each, a “Delphi Share” and, collectively, the “Delphi Shares”), from the shareholders of Delphi Technologies (the “Delphi Shareholders”) for newly issued shares of common stock of the Company pursuant to a scheme of arrangement (the “Scheme of Arrangement”) under Part 18A of the Companies (Jersey) Law 1991, as amended from time to time (the “Transaction”). Pursuant to the terms of the Agreement and the Scheme of Arrangement, the Company will issue, for each Delphi Share, 0.4534 shares of common stock of the Company, par value $0.01 per share (each, a “Company Share”) (or cash in lieu of any fractional Company Share) (the “Exchange Ratio”). Following the implementation of the Transaction, Delphi Technologies will become a wholly-owned subsidiary of the Company. The Agreement and the transactions contemplated thereby have been approved by the board of directors of the Company, and the board of directors of Delphi Technologies (the “Delphi Board”) has adopted resolutions approving, among other things, the Agreement (including the Transaction, the Scheme of Arrangement and the other transactions contemplated thereby) and recommending that the Delphi Shareholders vote in favor of the Transaction. The Transaction is expected to close in the second half of 2020. Under the Agreement, on the date of the closing of the Transaction, the Scheme of Arrangement is to become effective at such time as an act of the Royal Court of Jersey (the “Royal Court”) sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies in Jersey (such date and time, the “Effective Time”).

Subject to certain exceptions, each award of restricted stock units (other than performance-based restricted stock units) of Delphi Technologies (an “Existing RSU Award”) will, as of immediately prior to the Effective Time, be cancelled and automatically be converted into an award of restricted stock units of the Company (“Company RSUs”) covering a number of Company Shares determined by multiplying the number of Delphi Shares subject to such Existing RSU Award immediately prior to closing by the Exchange Ratio (and rounding up or down to the nearest whole number). The converted Company RSUs will have the same terms and conditions as the Existing RSU Award and will generally become fully vested upon certain qualifying terminations of employment of the holder thereof prior to the second anniversary of the Effective Time. Existing RSU Awards that are not converted into Company RSUs will, as of immediately prior to the Effective Time, be cancelled and automatically be converted into the right to receive, for each restricted stock unit, an amount of cash equal to the Cash Value. “Cash Value” means an amount equal to the product of (A) the Closing Volume-Weighted Average Price and (B) the Exchange Ratio. “Closing Volume-Weighted Average Price” means the volume-weighted average price of Company Shares on the New York Stock Exchange for the period of ten consecutive trading days ending on the second full trading day prior to the Effective Time. Subject to certain exceptions, each award of performance-based restricted stock units of Delphi Technologies (an “Existing PSU Award”) will, as of immediately prior to the Effective Time, be cancelled and automatically be converted into an award of Company RSUs covering a number of Company Shares determined by multiplying (i) the number of Delphi Shares subject to such Existing PSU Award immediately prior to closing (with performance deemed to have been achieved for this purpose at the greater of (A) the value of the performance units subject to such Existing PSU Award based on the level of attainment of the applicable performance goal as of the Effective Time, as determined by the compensation committee of the Delphi Board in its reasonable judgment (such value the “Achieved PSU Number”) and (B) the target number of Delphi Shares subject to such Existing PSU Award, by (ii) the Exchange Ratio (and rounding up or down to the nearest whole number) (such restricted stock unit of the Company, a “Converted PSU Award”). Each Converted PSU Award will be subject to the same time-based vesting conditions that applied to the Existing PSU Award immediately prior to closing and will not be subject to any performance-based vesting conditions. In all other respects, the Converted PSU Award will be subject to substantially the same terms and conditions applicable to the Existing PSU Award and will generally become fully vested upon certain qualifying terminations of employment of the holder thereof prior to the second anniversary of the Effective Time. Each Existing PSU Award that is not converted into a Converted PSU Award will, as of immediately prior to the Effective Time, be cancelled and automatically be converted into the right to receive, for each restricted stock unit subject to such Existing PSU Award, which, for this purpose, shall be a number equal to the greater of the Achieved PSU Number and the target number of Delphi Shares subject to the Existing PSU Award, an amount of cash equal to the Cash Value. Each award of options to acquire Delphi Shares that is outstanding and unexercised immediately prior to the Effective Time will, as of the Effective Time, be cancelled and automatically converted into the right to receive an amount of cash equal to the product of (i) the excess, if any, of the Cash Value over the exercise price per Delphi Share of such option multiplied by (ii) the total number of Delphi Shares subject to such option. Each award of restricted stock units that has been granted to a non-employee member of the Delphi Board will, in accordance with the terms applicable to such restricted stock units under the applicable plan and award agreement pursuant to which the units were granted (i) vest as of the Effective Time and (ii) be cancelled and converted into the right to receive, for each restricted stock unit subject to such award, an amount of cash equal to the Cash Value. As of the Effective Time, the Company will assume all of the Delphi Technologies stock plans including with respect to any amount of shares (as adjusted pursuant to the Exchange Ratio) that remain (or may again become) available for future issuance thereunder, subject to any limitations under applicable law or any applicable securities exchange listing requirements.

Representations, Warranties and Covenants

The parties to the Agreement have made representations, warranties and covenants that are customary for transactions of this nature including, among others, (i) covenants by both parties to use reasonable best efforts to obtain governmental and regulatory approvals and (ii) covenants by each of Delphi Technologies and the Company to conduct its business in the ordinary course during the period between the execution of the Agreement and the consummation of the Transaction and not to take certain kinds of actions during such period.

Delphi Technologies has agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit the Delphi Board to comply with its fiduciary duties, enter into discussions concerning or furnish non-public information in connection with any proposals for alternative business combination transactions.

Conditions to Closing

The Transaction is subject to customary closing conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any other necessary permits, approvals, clearances and consents of, or filings with, any governmental or regulatory authorities being procured or made, as applicable. The consummation of the Transaction is also subject to the sanctioning of the Scheme of Arrangement by the Royal Court, with or without modification (but subject to any such modification being acceptable to the Company and Delphi Technologies).

The Transaction is also subject to the approval of the Scheme of Arrangement by a majority in number of the Delphi Shareholders present and voting, either in person or by proxy, representing at least 75% of the voting rights of those holders, at such meeting or meetings of the Delphi Shareholders as the Royal Court may direct in relation to the Scheme of Arrangement (or at any adjournment or postponement of such meeting).

Termination and Termination Fee

The Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of the parties and in certain other circumstances, including if the Transaction has not been consummated by October 28, 2020 and the delay in closing is not due to the material breach of the Agreement by the party seeking termination. The Agreement provides that Delphi Technologies will pay a $53.5 million termination fee (the “Termination Fee”) to the Company if, among other things, Delphi Technologies terminates the Agreement to enter into a “Superior Proposal,” as defined in the Agreement to mean a proposal to acquire Delphi Technologies meeting certain conditions, or if the Agreement is terminated following the Delphi Board changing its recommendation to the Delphi Shareholders to vote to approve the Transaction or the Delphi Board failing to publicly affirm the board recommendation after receipt of a competing proposal to acquire Delphi Technologies. The Termination Fee may also become payable by Delphi Technologies if the Agreement is terminated in certain circumstances and Delphi Technologies enters into an agreement for a competing proposal to acquire Delphi Technologies within twelve months of such termination.

The foregoing description of the Agreement and the Transaction does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract between the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Agreement has been attached hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Delphi Technologies or any other party to the Agreement. In particular, the representations, warranties, covenants and agreements contained in the Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by a confidential disclosure schedule made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Company Shares in connection with the Transaction is incorporated by reference herein. The Company Shares issuable in connection with the Transaction will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act and/or the regulations promulgated thereunder.

No Offer or Solicitation

This communication is being made in respect of the proposed Transaction. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. In connection with the proposed Transaction, Delphi Technologies will file certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the Transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the Transaction, including details with respect to the Delphi Technologies shareholder vote in respect of the Transaction. Any decision in respect of, or other response to, the Transaction should be made only on the basis of the information contained in the proxy statement.

Participants in the Solicitation

Delphi Technologies, the Company and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from the Delphi Shareholders in respect of the proposed Transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and any other relevant documents to be filed with the Securities and Exchange Commission (the “SEC”). You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019, and certain of Delphi Technologies’ Current Reports on Form 8-K filed with the SEC on January 7, 2019 and July 30, 2019. You can find information about the Company’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Transaction. In connection with the Transaction, Delphi Technologies will file with the SEC and furnish the proxy statement and other relevant documents to the Delphi Shareholders. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, the Delphi Shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed Transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the proposed Transaction and the parties to the proposed Transaction.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Delphi Technologies’ and the Company’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), are available free of charge through Delphi Technologies’ and the Company’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or the Company’s respective current views with respect to future events, including the proposed Transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed Transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or the Company’s respective operations and business environment, which may cause the actual results of Delphi Technologies or the Company to be materially different from any future results. All statements that address future operating, financial or business performance or Delphi Technologies’ or the Company’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed Transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed Transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or the Company Shares and on Delphi Technologies’ or the Company’s operating results because of a failure to complete the proposed Transaction; failure to realize the expected benefits of the proposed Transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed Transaction or any further announcements relating to the proposed Transaction or the consummation of the proposed Transaction on the market price of Delphi Technologies’ ordinary shares or the Company Shares; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed Transaction; general economic and business conditions that affect the combined company following the consummation of the proposed Transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or the Company’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019.

Delphi Technologies’ and the Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies and the Company each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, the Company or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

General

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the proposed Transaction should be made only on the basis of the information contained in the proxy statement and other relevant documents. The Delphi Shareholders are advised to read carefully the formal documentation in relation to the proposed Transaction once the proxy statement and other relevant documents have been dispatched.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Transaction Agreement, dated January 28, 2020. *
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: January 29, 2020	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President, Chief Legal Officer and
Secretary